SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Under Rule 14a-12

The Walt Disney Company

(Name of Registrant as Specified in Its Charter)

Trian Fund Management, L.P.

Trian Fund Management GP, LLC

Trian Partners, L.P.

Trian Partners Parallel Fund I, L.P.

Trian Partners Master Fund, L.P.

Trian Partners Fund (Sub)-G, L.P.

Trian Partners Strategic Investment Fund-A, L.P.

Trian Partners Strategic Investment Fund-N, L.P.

Trian Partners Strategic Fund-G II, L.P.

Trian Partners Strategic Fund-G III, L.P.

Trian Partners Strategic Fund-K, L.P.

Trian Partners Co-Investment Opportunities Fund, Ltd.

Nelson Peltz

Peter W. May

Edward P. Garden

Matthew Peltz

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

From time to time Trian Fund Management, L.P. or its fellow participants in the proxy solicitation may disseminate the following voting instructions, filed herewith as Exhibit 1, and stockholder voting guide, filed herewith as Exhibit 2, related to The Walt Disney Company.

Exhibit 1

TRIAN PARTNERS
RestoreTheMagic.com

# RESTORE THE MAGIC

***at The Walt Disney Company***

## TRIAN'S VOTING INSTRUCTIONS

***RESTORE THE MAGIC AT THE WALT DISNEY COMPANY – VOTE TODAY!***

**To support Trian's efforts to enhance shareholder value at Disney, you can vote on any card you have received.** The only substantive difference between Trian's Blue card and Disney's White card is the order in which the Director candidates are listed.

**It is ESSENTIAL that you VOTE "<u>FOR" Nelson Peltz</u> and "<u>WITHHOLD" on Michael B.G. Froman</u>. If you do not "WITHHOLD" on Michael B.G. Froman, this could jeopardize the goal of electing Nelson Peltz to the Board, even if you vote "FOR" Nelson.**

Depending on the card you have, the order in which the Director nominees are listed will differ.

### ***<u>BLUE TRIAN CARD:</u>***

**Trian recommends voting "<u>FOR</u>" Nelson Peltz.**

| TRIAN NOMINEE | FOR | WITHHOLD |
|---|---|---|
| Nelson Peltz | ☒ | ☐ |

**Trian recommends to "<u>WITHHOLD</u>" on Michael B.G. Froman.**

| OPPOSED COMPANY NOMINEE | FOR | WITHHOLD |
|---|---|---|
| Michael B.G. Froman | ☐ | ☒ |

**Trian makes no recommendation on the Acceptable Company Nominees.**

| ACCEPTABLE COMPANY NOMINEES | FOR | WITHHOLD | ACCEPTABLE COMPANY NOMINEES | FOR | WITHHOLD |
|---|---|---|---|---|---|
| Mary T. Barra | ☐ | ☐ | Robert A. Iger | ☐ | ☐ |
| Safra A. Catz | ☐ | ☐ | Maria Elena Lagomasino | ☐ | ☐ |
| Amy L. Chang | ☐ | ☐ | Calvin R. McDonald | ☐ | ☐ |
| Francis A. deSouza | ☐ | ☐ | Mark G. Parker | ☐ | ☐ |
| Carolyn N. Everson | ☐ | ☐ | Derica W. Rice | ☐ | ☐ |

RESTORE THE MAGIC | TRIAN PARTNERS
RestoreTheMagic.com

To help ensure the election of Nelson Peltz, **it is essential that shareholders vote "FOR" Nelson Peltz and "WITHHOLD" on Michael B.G. Froman.**

## ***WHITE DISNEY CARD:***

*Vote "FOR" Nelson Peltz (Trian Group nominee 1l.). "WITHHOLD" on Michael B.G. Froman (Company nominee 1f.). Trian makes no recommendation with respect to Company nominees 1a. – 1e. and 1g. – 1k.*

### Company nominees:

| The Board of Directors recommends you vote FOR ONLY the following eleven (11) Company nominees: | For | Withhold |
|---|---|---|
| 1a. COMPANY RECOMMENDED NOMINEE: Mary T. Barra | ☐ | ☐ |
| 1b. COMPANY RECOMMENDED NOMINEE: Safra A. Catz | ☐ | ☐ |
| 1c. COMPANY RECOMMENDED NOMINEE: Amy L. Chang | ☐ | ☐ |
| 1d. COMPANY RECOMMENDED NOMINEE: Francis A. deSouza | ☐ | ☐ |
| 1e. COMPANY RECOMMENDED NOMINEE: Carolyn N. Everson | ☐ | ☐ |
| 1f. COMPANY RECOMMENDED NOMINEE: Michael B.G. Froman | ☐ | ☒ |

| Trian Group nominee OPPOSED by the Company | For | Withhold |
|---|---|---|
| 1l. NOMINEE OPPOSED BY THE COMPANY: Nelson Peltz | ☒ | ☐ |

If you have any questions or need additional help voting your card, contact our proxy solicitor **Okapi Partners LLC at +1 (877) 629-6357, +1 (212) 297-0720 or via email at info@okapipartners.com**

**For more information regarding Trian's Voting Instructions, simply point your camera here:**

RESTORE THE MAGIC | TRIAN PARTNERS
*RestoreTheMagic.com*

Exhibit 2

TRIAN PARTNERS

RestoreTheMagic.com

# RESTORE THE MAGIC

***at The Walt Disney Company***

## Protect your investment by voting TODAY!!

**Trian recommends voting FOR Nelson Peltz and WITHHOLDING on Michael B.G. Froman**

## Use one of the easy ways to vote below:

***Scan QR Code to Vote***

***Or Vote by Web***

***www.proxyvote.com***

You'll need your **Control Number**, which can be found on the Voting Instruction Form in the box next to the arrow, as shown in the example below:

→ **XXXX-XXXX-XXXX-XXXX** ←

You may also vote by simply signing, dating and returning the Voting Instruction Form in the postage-paid envelope provided.

*ANY QUESTIONS? Please see the Stockholder Voting Guide on the reverse side!*

RESTORE THE MAGIC | TRIAN PARTNERS

RestoreTheMagic.com

## Stockholder Voting Guide

***How do I vote?***

*Use the easy-to-follow instructions on the reverse side of this voting guide.*

***What if I vote more than once?***

*ONLY your latest-dated vote will be counted, and it will override your previous votes.*

**Any questions?**
**Please call our proxy solicitor, Okapi Partners LLC Toll free:**
**1-877-629-6357 (from the U.S. or Canada) or +1-212-297-0720**
**(from other locations)**
**Email: info@okapipartners.com**

RESTORE THE MAGIC | TRIAN PARTNERS

*RestoreTheMagic.com*